

Safehold

Q1 '19 EARNINGS RESULTS

April 25, 2019

Forward-Looking Statements and Other Matters

This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as "illustrative", "representative", "expect", "plan", "will", "estimate", "project", "intend", "believe", and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company's current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company's actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company's ability to source new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company's business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
212.930.9400
investors@safeholdinc.com

Safehold

1. Earnings

Q1 '19 Highlights

Solid Earnings

	Q1 '19	Y-Y
Net Income	$11.1M	+198%
EPS	$0.36	+80%

Continued Momentum

Aggregate Gross Book Value of Portfolio
(Year-over-year)

76%

to $1,091M

Strong Balance Sheet

$250M
Equity Raised

30-Year
Full-Term I/O Financing Structure Created[1]

Safehold

(1) Financing closed subsequent to the end of the quarter.

Q1 '19 Earnings Results

	Q1 '19	Q1 '18	% Growth
Revenue	$21.8M	$11.7M	+87%
Net Income	$11.1M	$3.7M	+198%
Earnings Per Share	$0.36	$0.20	+77%
Unrealized Capital Appreciation in Owned Residual Portfolio	$2.1B	$1.3B	+59%

- Q1' 19 and Q1' 18 revenues include the annual percentage rent recognized from the Park Hotel lease
  - Q1 '19 percentage rent income of $3.6M increased 9.1% from $3.3M in Q1 '18

Safehold

Q1 '19 Investment Activity

Q4 '18

$948M
Aggregate Gross Book Value of Portfolio

($884M GBV) | ($64M Fwd. Commits.)

+$143M
of new investment activity

+15% quarter-over-quarter growth
+76% year-over-year growth
More than **tripled portfolio** since IPO

Q1 '19

$1,091M
Aggregate Gross Book Value of Portfolio

($1,016M GBV) | ($74M Fwd. Commits.)

Q1 '19 Transactions

W.A. Effective Yield	W.A. Rent Coverage	W.A. GBV as a % of CPV
5.86%	4.61x	37.7%

Safehold

Note: Please refer to Appendix for definition of Aggregate Portfolio which includes $74M of forward commitments. Please refer to Appendix for definition of Effective Yield.

Q1 '19 Investment Details

6 Transactions Closed

3 New Markets

2 SAFE x STAR Transactions

3 Repeat Customers


Office
New York MSA


Office
Philadelphia MSA


Hotel
San Antonio MSA


Multifamily
Washington D.C. MSA


Office
Dallas MSA


Office
Dallas MSA

Safehold

Strengthening Balance Sheet

Accretive Financing

$122.5M
30-Year, Fixed Rate Financing

- Interest rate of 4.25%
- W.A. LTV of 64%
- Full-term interest only
- Closed subsequent to the end of the quarter

5.73%
Effective Yield of Collateral [1]

vs.

4.25%
Interest Rate of Debt

Equity Capital

$250M
Equity Raised

- Raised equity from iStar at $20 per share (9% premium to issuance date market price)
- Portion of proceeds used to pay down revolver
- iStar's equity ownership increased to 65.8%

Dry powder of
~$585M
assuming 2x debt to equity ratio

Safehold

(1) Represents the effective yield as if the ground leases were classified as sales-type leases. However, all three are classified as operating leases because they were closed in 2018 prior to when new accounting standards became effective.

2. Portfolio Statistics

Safehold

Geographic Diversification by MSA

(Current Portfolio Gross Book Value: $1,016M)


9.0%
Seattle
Minneapolis
0.2%
Detroit
7.1%
New York
(NEW MARKET)
6.7%
0.8%
Milwaukee
Salt Lake City
San Francisco
2.1%
5.5%
1.1%
Philadelphia
(NEW MARKET)
25.9%
Colorado
2.0%
14.0%
Washington, D.C.
Nashville
2.6%
2.0%
Raleigh-Durham
Phoenix
Los Angeles
1.2%
4.6%
7.3%
Dallas
San Diego
3.4%
Atlanta
1.8%
1.3%
Orlando
San Antonio
(NEW MARKET)
1.4%
Miami

Safehold

Portfolio Stratification

(Current Portfolio Gross Book Value: $1,016M)



Property Type
Office & Industrial 48%
Hotel 28%
Multifamily 24%



Rent Escalator Type
Fixed Bumps w/ Future CPI Adjustments 54%
Percentage Rent 26%
CPI-Linked 14%
Fixed Bumps 4%
Fixed Bumps w/ Percentage Rent 2%



Lease Term Remaining(1)
(W.A. 82 Yrs)
>60 yrs 74%
<20 yrs 22%
20-60 yrs 4%



Ground Rent Coverage
(W.A. 4.52x)
3.0-4.0x 46%
5.0x+ 40%
4.0-5.0x 14%



GBV as a % of CPV(2)
(W.A. 35.2%)
40-55% 50%
30-40% 26%
<30% 23%
55-60% 1%

Safehold

(1) Includes extensions.
(2) Includes the five properties master leased to Park Hotels, for which the lease matures in 2035 including extensions.

Portfolio Metrics

(Current Portfolio Gross Book Value: $1,016M)

Yield	Total Annualized GAAP Rent *(incl. % rent)* **$78.6M**	-	*Less:* Annualized Depreciation & Amortization[1] **$10.8M**	=	Net Amount **$67.8M**	Yield *(% of GBV)* **6.7%**

Credit	Gross Book Value as a % of CPV **35.2%**	Rent Coverage **4.52x**
Term	W.A. Lease Term Remaining **72 Years**	W.A. Lease Term Remaining *(Including Extensions)* **82 Years**

Cash Rent	Annualized Cash Base Rent **$39.5M**	+	*Add:* Percentage Rent **$4.0M**	=	Annualized Cash Rent **$43.5M**

Safehold

(1) Includes amortization of right of use assets recorded as real estate expense.

Owned Residual Portfolio

Safehold tracks its Owned Residual Portfolio based on its contractual reversion right to own the combined land, buildings and other improvements on its land at the end of the lease.[1]

In total, the portfolio encompassed 8.7M square feet of real estate and had an estimated market value of $3.1B at 3/31/19.[2]

Sq. Ft. by Property Type



Office & Industrial 48%
Hotel 32%
Multifamily 20%
4.1M Square Feet
3,019 Hotel Rooms
2,764 Multifamily Units

Safehold

(1) Our ability to recognize value through reversion rights may be limited by the rights of our tenants under some of our ground leases, including tenant rights to purchase the properties or level properties under certain circumstances. Please refer to our Current Report on Form 8-K filed with the SEC on April 25, 2019 and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Report on 10-Q for the quarter ended March 31, 2019 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants' rights.

(2) For properties under development, based on post-development statistics.

Unrealized Capital Appreciation of $2.1B

The Unrealized Capital Appreciation in Our Owned Residual Portfolio is calculated as today's estimated Combined Property Value (CPV) less the Aggregate Cost Basis of SAFE's portfolio. CBRE conducts independent appraisals of the CPV of each asset.[1]


$2.1B
Unrealized Capital Appreciation
+59%
Year-over-year growth
$1,291
$621
Q1 '18
$1,363
$664
Q2 '18
$1,576
$770
Q3 '18
$1,809
$948
Q4 '18
$2,054
$1,091
Q1 '19
$3.1B CPV
Aggregate Cost Basis of Portfolio
Unrealized Capital Appreciation

Note: Please refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation. $ in millions.

(1) SAFE relies in part on CBRE's appraisals in calculating Owned Residual Portfolio and Unrealized Capital Appreciation. SAFE may utilize management's estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For forward commitments, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on April 25, 2019 and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Report on 10-Q for the quarter ended March 31, 2019 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants' rights.

Safehold

3. Capital Structure

Debt Overview

(As of March 31, 2019)

Debt Maturity Profile



$350[1]
Undrawn Revolver $298
Drawn Revolver $52
$71
$237
$79
New Financing Closed Q2 $123
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
>2029

Cash Rate[2]

3.70%

All-In Effective Rate[2]

3.94%

Leverage Metrics

(As of March 31, 2019)

Book Debt	$437
Book Equity	$601
Leverage (Debt to Equity)	**0.7x**
Combined Property Value (CPV)[3]	$2,890
Debt as a % of CPV	**15.1%**
Target Leverage	**<2.0x**
Target Debt as a % of CPV	**25%**

Safehold

Note: $ in millions. For additional information on our debt please refer to the 10-Q.
(1) Initial maturity is June 2020 with two one-year extensions.
(2) Excludes the revolver.
(3) CPV here excludes forward commitments.

Interest Rate Protection

(As of March 31, 2019)

- The Company seeks to mitigate the impact of interest rate fluctuations by entering into hedges
- The Company's interest rate protection consists of:
  - $316M of long-term fixed-rate debt
  - $356M of aggregate notional value of long-term rate lock hedges for existing and expected long-term financings
- Hedges sufficient to allow Company to leverage approximately 2x with interest rate protection, with a weighted average of 10 years of interest rate protection on existing portfolio


$1,091M
Aggregate Portfolio
$74M
Fwd. Commits.
$1,016M
Current Portfolio Gross Book Value
$672M
$356M
Long-Term Rate Lock Hedges
$316M
Long-Term Fixed-Rate Debt

Safehold

Appendix

Safehold

Impact of New Accounting Standards

	Prior Method (Applied in Q4 '18)	New Method (Began in Q1 '19)
Lease Classification	All of SAFE's ground leases qualified as operating leases.	Most ground leases are expected to be classified as sales-type leases. Sales-type leases are accounted for similarly to a loan or bond. Existing leases owned by SAFE prior to 1/1 will retain their classification as operating leases.
Revenue	Recorded as "Operating lease income" based on straight-line rent.	Recorded as "Interest Income from Sales-Type Leases" based on the effective interest method.
Asset	Purchase price is recorded as "Real Estate" and "Lease Intangibles".	Purchase price represents principal and recorded as "Net Investment in Lease".
Conclusion		
Overview	SAFE believes straight-line rent does not reflect the economic reality of ground leases, especially given the long duration nature of the asset class.	SAFE believes effective yield is simpler and more indicative of a ground lease's economic characteristics, with features comparable to a high-grade fixed-income security.
Earnings Metrics	Reported typical REIT metrics - FFO and AFFO.	Given the new GAAP treatment of ground leases and the Company's belief that it is a more accurate representation of economic reality, SAFE reported GAAP net income and no longer intends to report FFO and AFFO.

Appendix

Income Statements

	Q1 '19	Q1 '18
Revenues:		
Operating lease income	$20,516	$11,280
Interest income from sales-type leases	922	-
Other income	382	413
Total revenues	**$21,820**	**$11,693**
Costs and expenses:		
Interest expense	$4,521	$3,255
Real estate expense	812	354
Depreciation and amortization	2,343	2,270
General and administrative	2,982	2,032
Other expense	25	39
Total costs and expenses	**$10,683**	**$7,950**
Net income (loss)	**$11,137**	**$3,743**
Net (income) attributable to non-controlling interests	(4,518)	(23)
Net income attributable to Safehold Inc. and allocable to common shareholders	**$6,619**	**$3,720**
Weighted avg. share count (Basic)	**18,296**	**18,190**
Weighted avg. share count (Diluted)	**30,657**	**18,190**
Earnings per share (Basic & Diluted)	**$0.36**	**$0.20**

Note: $ in thousands except for per share amounts.

Safehold

Balance Sheets

	March 31, 2019	December 31, 2018
Assets:		
Real estate		
Real estate, gross	$672,862	$669,923
Accumulated depreciation	(11,764)	(10,257)
Real estate, net	$661,098	$659,666
Real estate-related intangibles, net	179,314	204,911
Ground lease assets, net	$840,412	$864,577
Net investment in leases	$128,538	-
Cash and cash equivalents	9,040	16,418
Other assets	90,357	41,128
Total assets	**$1,068,347**	**$922,123**
Liabilities:		
Debt obligations, net	$436,699	$543,965
Accounts payable and other liabilities	30,238	20,800
Total liabilities	**$466,937**	**$564,765**
Equity:		
Common stock	$183	$183
Additional paid-in capital	372,093	370,530
Retained earnings (deficit)	(4,619)	(8,486)
AOCI	(10,793)	(6,876)
Total shareholders' equity	**$356,864**	**$355,351**
Non-controlling interests	244,546	2,007
Total equity	**$601,410**	**$357,358**
Total liabilities and equity	**$1,068,347**	**$922,123**

Note: $ in thousands.
(1) "Real estate-related intangibles, net" represents real estate-related intangible assets of $237M and $263M as of March 31, 2019 and December 31, 2018, respectively, less real estate-related intangible liabilities of $58M as of March 31, 2019 and December 31, 2018, respectively.

Portfolio Reconciliation

	March 31, 2019
Net investment in leases (Sales Type Leases)	**$128,538**
Real estate, net (Operating Leases)	**$661,098**
Add: Accumulated depreciation	11,764
Add: Lease intangible assets, net	236,919
Add: Accumulated amortization	10,678
Add: Other assets	25,027
Less: Lease intangible liabilities, net	(57,605)
Gross Book Value	**$1,016,419**
Forward commitments	74,459
Aggregate Gross Book Value	**$1,090,878**
Less: Accruals to net investment in leases	(299)
Aggregate Cost Basis	**$1,090,579**

Note: $ in thousands.

Appendix

Glossary

Aggregate Cost Basis	Represents Cost Basis plus forward commitments.
Aggregate Gross Book Value	Represents the Current Portfolio plus forward commitments.
All-In Effective Rate	The effective rate on debt including fees and the effects of hedges.
Annualized Cash Rent	Calculated as the annualized base cash rent for both operating and sales type leases at quarter-end plus Percentage Rent.
Cash Rent	Represents operating lease income and interest income from sales type ground leases recognized for a period excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales type leases.
Cost Basis	Represents the historical purchase price of an asset. For forward commitments, it represents the contractual purchase price to be paid.
Combined Property Value (CPV)	The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is based on independent appraisals. The Company will use management estimates for recently acquired and originated ground leases for which appraisals are not yet available. In relation to forward commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project.
Current Portfolio	Represents the portfolio of assets owned currently, utilizing Gross Book Value as the measure of value. Does not include forward commitments.
Effective Yield	We recognize revenue for Safeholds classified as sales type leases utilizing their effective yield. Effective yield is computed similar to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our cost of the land.
Estimated Underlying Property NOI	Management utilizes (i) estimated underlying property net operating income (NOI) in situations where actual underlying property NOI is unavailable and (ii) projected stabilized property NOI when a project is under development. These figures are based on leasing activity at the property and may include other available market information, such as comparable properties or third party valuations.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

Appendix

Glossary

Gross Book Value (GBV)	Represents the historical purchase price of an asset plus accrued interest on sales type leases. For forward commitments, it represents the contractual purchase price to be paid.
Gross Book Value as % of CPV	Calculated as Gross Book Value divided by CPV. The Company believes the metric is an indicative measure of the safety of its position in a real estate property's capital structure and represents its last-dollar economic exposure to the underlying property values.
Ground Rent Coverage	The ratio of Underlying Property NOI or Estimated Underlying Property NOI to the annualized in place cash rent due to SAFE. The Company believes the metric is indicative of its seniority in a property's cash flow waterfall. Underlying Property NOI is based on information reported to the Company by its tenants without any independent investigation or verification by SAFE.
Leverage	The ratio of book debt to book equity.
Percentage Rent	Represents TTM percentage rent for assets owned for over a year and underwritten percentage rent estimate if owned for less than a year.
Safehold™/Safehold™ Ground Lease	A ground lease structured by SAFE.
Total Annualized GAAP Rent	Current quarter revenue from operating and sales type leases recognized by GAAP annualized.
Underlying Property NOI	With respect to a property, the net operating income of the commercial real estate being operated at the property without giving effect to any rent paid or payable under the ground lease. Net operating income is calculated as property-level revenues less property-level operating expenses as reported to the Company by the tenant, or as otherwise publicly available. The Company relies on net operating income as reported to it by its tenants without any independent investigation by SAFE, or as otherwise publicly available. Note that figures denoted by Underlying Property NOI include One Ally using the source: Prospectus, dated December 14, 2017, of the Wells Fargo Commercial Mortgage Trust 2017-C42.
Unrealized Capital Appreciation	Calculated as the difference between CPV and the portfolio's Aggregate Cost Basis. The Company believes Unrealized Capital Appreciation represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases.
Yield	Calculated as Total Annualized GAAP Rent less Annualized Depreciation & Amortization, including amortization of right of use assets, as a percentage of Gross Book Value.